UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-6290

Smith Barney World Funds, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31

Date of reporting period: October 31, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

SMITH BARNEY

WORLD FUNDS, INC.

INTERNATIONAL ALL CAP

GROWTH PORTFOLIO

CLASSIC SERIES   |  ANNUAL REPORT   |   OCTOBER 31, 2004

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

JEFFREY J. RUSSELL

PORTFOLIO MANAGER

Classic Series

Annual Report  •  October 31, 2004

INTERNATIONAL ALL CAP GROWTH PORTFOLIO

JEFFREY J. RUSSELL

Jeffrey J. Russell, CFA, has more than 22 years of securities business experience and has been managing the fund since its inception.

Education: BS from the Massachusetts Institute of Technology, MBA from the University of Pennsylvania’s Wharton School of Finance.

FUND OBJECTIVE

The fund seeks total return on its assets from growth of capital and income. The fund invests primarily in equity securities of foreign companies.* Equity securities include exchange-traded and over-the-counter common stocks, and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

*	Please note that investments in foreign securities involve greater risk than U.S. investments.

What’s Inside

LETTER  FROM  THE  CHAIRMAN

R. JAY GERKEN, CFA

Chairman*, President and Chief Executive Officer

Dear Shareholder,

Over the past 12 months, international equity markets continued to generate solid results, in most cases outperform the domestic U.S. stock market, and delivering strong double-digit returns in many areas. International value stocks generally outperformed their growth counterparts.

The international markets’ positive performance was due, in part, to the continuation of a global economic recovery and solid corporate profits in many sectors. These factors overshadowed a number of issues facing investors, including sharply rising energy prices, geopolitical concerns, and the prospect for rising interest rates. The U.S. dollar, which began to depreciate against many other currencies late in the period, also impacted investment results. A falling dollar is a positive for Americans investing overseas, as the value of international securities from a currency perspective is increased when translated back into U.S. dollars.

European growth stocks performed very well over the past year, with the majority of EU nations generating double-digit returns for the period (in U.S. dollar terms). With the exception of Japan, Pacific region markets also enjoyed strong returns.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

Information About Your Fund

As you may be aware several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management (“CAM”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to Citigroup Asset Management’s entry into the transfer agency business during 1997-1999. Citigroup has disclosed that the Staff of the SEC is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of its internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

*	As of September 23, 2004.

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As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 15, 2004

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MANAGER  OVERVIEW

Performance Review

For the 12 months ended October 31, 2004, Class A shares of the Smith Barney World Funds, Inc. — International All Cap Growth Portfolio, excluding sales charges, returned 14.40%. These shares outperformed the fund’s unmanaged benchmark the MSCI EAFE Growth Index,i which returned 14.00% for the same period. They also outperformed the Lipper international multi-cap growth funds category average,1 which was 13.15%.

Market Review

Equity markets rewarded many international growth investors for the twelve months ended October 2004 with positive returns. The global economic recovery unfolded well as the fiscal year progressed, providing good corporate earnings gains in many sectors and markets. Improving cash flows and balance sheets were further positive influences.

Despite the somber news from the Middle East, significantly higher energy prices, terrorist activities and uncertainties heading into the U.S. elections, international growth stocks experienced strong double-digit growth over the past year.i

International stocks substantially outperformed U.S. equities during the year. Those returns were augmented by the decline of the U.S. dollar versus the currencies underlying the benchmark index during the fiscal year.i The dollar’s decline increased the return of the MSCI EAFE Growth Index from 5.9% in local currencies to 14.0% as measured in U.S. dollars.

Fund Overview

European markets were the strongest benchmark performers with an 18.0% returnii (in dollars) compared with 5.3%iii for the Pacific markets. Returns from the Pacific markets were restrained by the modest decline of the Japanese market, which decreased nearly 3%iii in yen terms and increased less than 1%iii as measured in dollars. The portfolio was modestly overweight the European markets for most of the fiscal year and was modestly underweight Japanese equities.

PERFORMANCE SNAPSHOT

AS OF OCTOBER 31, 2004

(excluding sales charges)

	6 Months	12 Months

Class A Shares — International All Cap Growth Portfolio	3.95%	14.40%

MSCI EAFE Growth Index	2.80%	14.00%

Lipper International Multi-Cap Growth Funds Category Average	3.50%	13.15%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Performance figures may reflect reimbursements or fee waivers, without which the performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 3.58%, Class C shares returned 3.49% and Class Y shares returned 4.21% over the six months ended October 31, 2004. Excluding sales charges, Class B shares returned 13.46%, Class C shares returned 13.42% and Class Y shares returned 14.90% over the twelve months ended October 31, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2004, calculated among the 162 funds for the six-month period and among the 160 funds for the 12-month period in the fund’s Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2004, calculated among the 160 funds in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

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Stock selection made a positive contribution during this fiscal year, more than offsetting the negative impact from sector selection. The top three contributors to overall portfolio return were Ireland’s Grafton Group PLC (+44%), the U.K.’s Capita Group PLC (+55%) and the U.K.’s Vodafone Group PLC (+24%). The three largest detractors to portfolio return were Japan’s Nomura Holdings Inc. (-28%), the U.K.’s Compass Group PLC (-27%) and Japan’s Rohm Co. Ltd. (-23%).

Sector selection detracted from portfolio performance. The sector weights in the portfolio are derived from stock selection, with a risk control limit versus the benchmark weight. The portfolio had no exposure to the strong-performing utilities sector; most utilities do not meet the portfolio team’s qualitative criteria for growth companies. The overweight exposure to information technology also detracted from sector attribution. Our overweight position in energy sector stocks was contributory to the portfolio’s return.

Portfolio Composition

The portfolio ended the fiscal year with positions of 70% in European stocks, 25% in Asian stocks, and 5% in other markets. Our top holdings in the International All Cap Growth Portfolio reflect an eclectic mix of investment themes and portfolio emphasis. These holdings are illustrative of our growth-oriented stock selection criteria, which include what we believe are strong financial structures, large business opportunities and stable, visionary management.

Thank you for your investment in the Smith Barney World Funds, Inc. — International All Cap Growth Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the fund’s investment goals.

Sincerely,

Jeffrey J. Russell, CFA

Vice President and Investment Officer

November 15, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings (as a % of net assets) as of this date were: Vodafone Group PLC (5.48%), Grafton Group PLC (3.77%), Metler-Toledo International Inc. (3.32%), Roche Holdings AG (3.09%), Serco Group PLC (2.85%), Nokia Oyj (2.80%), Capita Group PLC (2.74%), Canon Inc. (2.59%), Mitsubishi Toyoko Financial Group, Inc. (2.46%), UBS AG (2.40%). Please refer to pages 10 through 12 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings (as a % of net assets) as of October 31, 2004 were: Consumer Discretionary (16.4%); Information Technology (16.2%); Financials (16.1%); Healthcare (11.7%); Industrials (10.1%). The fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, the fund is subject to certain risks of overseas investing, not associated with domestic investing, including currency fluctuations, change in political and economic conditions, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging markets. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	During 2003, the manager determined that the MSCI EAFE Growth Index would replace the MSCI EAFE Index as the fund’s sole performance benchmark. The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. The MSCI EAFE Growth Index is an unmanaged index of growth companies located in Europe, Australasia and the Far East. The fund invests its assets primarily in common stocks of foreign companies that, in the opinion of the manager, have potential for growth of capital, and therefore, the MSCI EAFE Growth Index more closely reflects the portfolio’s investment strategy. The MSCI EAFE Index performance data has been provided for comparative purposes in the fund’s prior annual report, semi-annual report and the current prospectus, but will not appear in this annual report, in future shareholder reports or in future prospectuses.
ii	Source: MSCI Europe Growth Index is a market capitalization-weighted index of over 150 stocks traded in 16 European markets with a greater-than -average growth orientation.
iii	Source: MSCI Japan Growth Index is an equity index of growth securities listed on Japanese stock exchanges. Securities listed on the Tokyo, Osaka, Fukuoka, Nagoya, Sapporo, JASDAQ and NASDAQ JP exchanges are eligible for inclusion. It represents Japanese companies that are available to investors world wide.

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Fund at a Glance (unaudited)

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2004 and held for the six months ended October 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	3.95%	$1,000.00	$1,039.50	1.27%	$6.51

Class B	3.58	1,000.00	1,035.80	2.12	10.85

Class C(4)	3.49	1,000.00	1,034.90	2.21	11.30

Class Y	4.21	1,000.00	1,042.10	0.86	4.41

(1)	For the six months ended October 31, 2004.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(4)	On April 29, 2004, Class L shares were renamed as Class C shares.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,018.75	1.27%	$6.44

Class B	5.00	1,000.00	1,014.48	2.12	10.74

Class C(3)	5.00	1,000.00	1,014.03	2.21	11.19

Class Y	5.00	1,000.00	1,020.81	0.86	4.37

(1)	For the six months ended October 31, 2004.
(2)	Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(3)	On April 29, 2004, Class L shares were renamed as Class C shares.

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Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class Y
Twelve Months Ended 10/31/04	14.40%	13.46%	13.42%	14.90%

Five Years Ended 10/31/04	(7.82)	(8.54)	(8.60)	(7.46)

Ten Years Ended 10/31/04	(0.29)	N/A	(1.11)	0.08

Inception* through 10/31/04	6.25 (3)	(0.86)	2.60	(0.69)

	With Sales Charges(4)
	Class A	Class B	Class C	Class Y
Twelve Months Ended 10/31/04	8.67%	8.46%	12.42%	14.90%

Five Years Ended 10/31/04	(8.76)	(8.68)	(8.60)	(7.46)

Ten Years Ended 10/31/04	(0.80)	N/A	(1.11)	0.08

Inception* through 10/31/04	5.96 (3)	(0.86)	2.60	0.69

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (10/31/94 through 10/31/04)	(2.89)%

Class B (Inception* through 10/31/04)	(8.24)

Class C (10/31/94 through 10/31/04)	(10.58)

Class Y (10/31/94 through 10/31/04)	0.76

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.
(3)	Performance calculation for Class A shares includes the historical return information related to the Fenimore International Fund, which was the predecessor fund, for the period from February 18, 1986 through November 22, 1991.
(4)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. The 1.00% initial sales charge on Class C shares is no longer imposed effective February 2, 2004.
*	Inception dates for Class A, B, C and Y shares are November 22, 1991, November 7, 1994, January 4, 1993 and June 15, 1994, respectively.

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Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the

International All Cap Growth Portfolio vs. MSCI EAFE Growth Index†

October 1994 — October 2004

†	Hypothetical illustration of $10,000 invested in Class A shares on October 31, 1994, assuming deduction of the maximum initial sales charge of 5.00% at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2004. During 2003, the manager determined that the MSCI EAFE Growth Index would replace the MSCI EAFE Index as the fund’s sole performance benchmark. The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. The MSCI EAFE Growth Index is an unmanaged index of growth companies located in Europe, Australasia and the Far East. The fund invests its assets primarily in common stocks of foreign companies that, in the opinion of the manager, have potential for growth of capital, and therefore, the MSCI EAFE Growth Index more closely reflects the Portfolio’s investment strategy. The MSCI EAFE Index performance data has been provided for comparative purposes in the fund’s prior annual report, semi-annual report and the current prospectus, but will not appear in this annual report, in future shareholder reports or in future prospectuses. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. Please note that an investor may not invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

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Schedule of Investments	October 31, 2004

SHARES	SECURITY	VALUE
COMMON STOCK — 98.6%
Australia — 2.7%
165,000	Macquarie Bank Ltd. (a)	$4,878,685
501,359	News Corp., Inc. (a)(b)	4,032,718
66,000	Westpac Banking Corp.	930,635

		9,842,038

Denmark — 1.9%
140,000	Novo Nordisk A/S	6,952,927

Finland — 2.8%
654,000	Nokia Oyj	10,079,662

France — 5.3%
78,000	Essilor International SA (a)	5,289,908
70,400	Groupe Danone (a)	5,887,331
38,000	Total SA (a)	7,896,109

		19,073,348

Germany — 3.2%
62,000	BASF AG	3,864,938
29,000	SAP AG (a)	4,936,496
128,000	Stada Arzneimittel AG (a)	2,664,637

		11,466,071

Hong Kong — 3.3%
210,714	HSBC Holdings PLC	3,411,057
290,000	Hutchison Whampoa Ltd.	2,235,498
1,500,000	Li & Fung Ltd. (a)	2,225,862
1,205,000	Luen Thai Holdings Ltd. (a)	619,259
470,000	Swire Pacific Ltd., Class A shares (a)	3,336,224

		11,827,900

Ireland — 6.2%
400,000	Bank of Ireland	5,481,638
5	CRH PLC	119
1,512,400	Grafton Group PLC (c)	13,592,449
246,260	Irish Continental Group PLC (c)	3,186,411

		22,260,617

Italy — 1.1%
350,000	Saipem S.p.A. (a)	4,033,466

Japan — 19.4%
80,000	Ajinomoto Co., Inc.	885,871
189,000	Canon Inc.	9,323,429
70,000	Daiichikosho Co., Ltd. (a)	2,126,014
730	Dentsu Inc.	1,955,480
532,000	Dowa Mining Co., Ltd.	3,211,469
113,000	Honda Motor Co., Ltd.	5,457,084
35,000	Hoya Corp.	3,591,775
115,000	Ito-Yokado Co., Ltd.	4,121,864
1,045	Mitsubishi Toyoko Financial Group, Inc.	8,870,968
31,000	Nichi Gakkan Co. (a)	836,257
21,000	Nidec Corp. (a)	2,273,911
400,000	Nomura Holdings, Inc.	4,904,735

See Notes to Financial Statements.

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Schedule of Investments (continued)	October 31, 2004

SHARES	SECURITY	VALUE
Japan — 19.4% (continued)
1,250	NTT DoCoMo, Inc.	$2,204,773
270	Rakuten, Inc (a)	2,024,618
28,000	Rohm Co. Ltd.	2,873,420
60,000	Seven-Eleven Japan Co., Ltd.	1,737,408
240,000	Sharp Corp. (a)	3,314,092
84,000	Shin Etsu Chemical Co., Ltd	3,192,982
275,000	Terumo Corp.	6,847,765

		69,753,915

Mexico — 2.0%
2,150,000	Wal-Mart de Mexico SA de CV	7,034,365

The Netherlands — 3.4%
161,317	ING Groep N.V.	4,267,172
165,000	Randstad Holding N.V. (a)	5,555,131
43,500	Royal Dutch Petroleum Co.	2,361,777

		12,184,080

Norway — 0.8%
612,700	Stolt Offshore S.A. (a)(c)	3,028,519

Singapore — 1.8%
525,000	DBS Group Holdings Ltd.	4,922,615
176,000	Venture Corp. Ltd.	1,671,405

		6,594,020

Spain — 5.7%
275,000	Banco Bilbao Vizcaya Argentaria, S.A. (a)	4,312,010
550,000	Indra Sistemas, S.A.	8,147,244
480,000	Telefonica S.A.	7,918,035

		20,377,289

Sweden — 2.1%
100,000	Atlas Copco AB (a)	4,134,676
1,238,000	Telefonaktiebolaget LM Ericsson (c)	3,592,703

		7,727,379

Switzerland — 11.8%
250,000	Mettler-Toledo International Inc. (c)	11,975,000
15,500	Nestle SA	3,663,225
109,000	Novartis AG	5,193,075
109,000	Roche Holdings AG	11,131,915
120,000	UBS AG	8,640,801
19,600	Synthes, Inc.	2,086,742

		42,690,758

United Kingdom — 25.1%
142,000	BOC Group PLC	2,284,701
820,000	BP PLC	7,935,561
1,528,000	Capita Group PLC	9,860,497
1,075,000	Compass Group PLC	4,437,438
400,000	Diageo PLC	5,346,024
870,861	Kingfisher PLC	4,828,992
2,000,000	mmO2 PLC (c)	3,861,833
170,000	Rio Tinto PLC	4,441,199

See Notes to Financial Statements.

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Schedule of Investments (continued)	October 31, 2004

SHARES	SECURITY	VALUE
United Kingdom — 25.1% (continued)
141,591	Royal Bank of Scotland Group PLC	$4,169,193
2,570,000	Serco Group PLC	10,278,529
240,000	Smith & Nephew PLC	2,036,406
1,404,582	Tesco PLC	7,395,548
7,720,000	Vodafone Group PLC	19,757,539
380,000	WPP Group PLC	3,809,913

		90,443,373

	TOTAL INVESTMENTS — 98.6% (Cost — $243,244,198*)	355,369,727
	Other Assets in Excess of Liabilities — 1.4%	4,989,304

	TOTAL NET ASSETS — 100.0%	$360,359,031

FACE AMOUNT

LOANED SECURITIES COLLATERAL
$45,547,102	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $45,547,102)	$45,547,102

(a)	All or a portion of this security is on loan (See Notes 1 and 3).
(b)	Subsequent to the year ended October 31, 2004, for every two shares of the common stock the Fund received one share of Class B share which represents one CDI (chess depository interest).
(c)	Non-income producing security.
*	Aggregate cost for federal income tax purposes is $243,245,662.

Summary of Investments by Sector**
Consumer Discretionary	16.8%
Information Technology	16.4
Financials	16.4
Healthcare	11.9
Industrials	10.1
Telecommunication Services	9.5
Energy	7.1
Consumer Staples	7.0
Materials	4.8

100.0%

**	As a percentage of total investments. Please note that Fund holdings are as of October 31, 2004 and are subject to change.

See Notes to Financial Statements.

12        International All Cap Growth Portfolio      |      2004 Annual Report

Statement of Assets and Liabilities	October 31, 2004

ASSETS:
Investments, at value (Cost — $243,244,198)	$355,369,727
Loaned securities collateral, at value (Cost — $45,547,102) (Notes 1 and 3 )	45,547,102
Foreign currency, at value (Cost — $744,199)	743,114
Receivable for securities sold	5,490,797
Dividends and interest receivable	760,122
Receivable for Fund shares sold	96,497
Receivable for open forward foreign currency contracts (Notes 1 and 3)	330
Prepaid expenses	18,637

Total Assets	408,026,326

LIABILITIES:
Payable for loaned securities collateral (Notes 1 and 3)	45,547,102
Due to custodian	1,168,195
Payable for Fund shares reacquired	482,452
Payable for securities purchased	151,420
Management fee payable	57,311
Distribution plan fees payable	29,782
Payable for open forward foreign currency contracts (Notes 1 and 3)	22,186
Accrued expenses	208,847

Total Liabilities	47,667,295

Total Net Assets	$360,359,031

NET ASSETS:
Par value of capital shares ($0.001 par value, 1 billion shares authorized)	$27,640
Capital paid in excess of par value	222,805,944
Undistributed net investment income	882,324
Accumulated net realized gain from investment transactions	24,452,632
Net unrealized appreciation of investments and foreign currencies	112,190,491

Total Net Assets	$360,359,031

Shares Outstanding:
Class A	9,485,084

Class B	2,105,878

Class C	4,232,763

Class Y	11,816,240

Net Asset Value:
Class A (and redemption price)	$13.15

Class B *	$12.43

Class C *	$12.17

Class Y (and redemption price)	$13.37

Maximum Public Offering Price Per Share:
Class A (based on a maximum sales charge of 5.00%)	$13.84

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

13        International All Cap Growth Portfolio      |      2004 Annual Report

Statement of Operations	For the Year Ended October 31, 2004

INVESTMENT INCOME:
Dividends	$6,916,711
Interest (Notes 1 and 3)	204,238
Less: Foreign withholding tax	(693,004)

Total Investment Income	6,427,945

EXPENSES:
Management fee (Note 2)	3,329,977
Distribution plan fees (Notes 2 and 4)	1,167,976
Transfer agency services (Notes 2 and 4)	411,518
Custody	214,911
Audit and legal	121,278
Shareholder communications (Note 4)	57,438
Registration fees	41,622
Directors’ fees	14,220
Other	13,269

Total Expenses	5,372,209
Less: Management fee waiver (Notes 2 and 8)	(203,710)

Net Expenses	5,168,499

Net Investment Income	1,259,446

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Realized Gain From:
Investment transactions	33,426,377
Foreign currency transactions	47,857

Net Realized Gain	33,474,234

Change in Net Unrealized Appreciation From:
Investments	17,848,971
Foreign currencies	27,386

Net Increase in Unrealized Appreciation	17,876,357

Net Gain on Investments and Foreign Currencies	51,350,591

Increase in Net Assets From Operations	$52,610,037

See Notes to Financial Statements.

14        International All Cap Growth Portfolio      |      2004 Annual Report

Statements of Changes in Net Assets	For the Years Ended October 31,

	2004	2003
OPERATIONS:
Net investment income	$ 1,259,446	$3,064,816
Net realized gain	33,474,234	2,596,583
Net increase in unrealized appreciation	17,876,357	59,531,230

Increase in Net Assets From Operations	52,610,037	65,192,629

DIVIDENDS TO SHAREHOLDERS FROM (NOTE 5):
Net investment income	(3,008,418)	(495,630)

Decrease in Net Assets From Dividends to Shareholders	(3,008,418)	(495,630)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	32,146,417	399,868,621
Net asset value of shares issued for reinvestment of dividends	935,712	153,880
Cost of shares reacquired	(113,446,584)	(509,236,363)

Decrease in Net Assets From Fund Share Transactions	(80,364,455)	(109,213,862)

Decrease in Net Assets	(30,762,836)	(44,516,863)

NET ASSETS:
Beginning of year	391,121,867	435,638,730

End of year*	$360,359,031	$391,121,867

* Includes undistributed net investment income of:	$882,324	$2,583,439

See Notes to Financial Statements.

15        International All Cap Growth Portfolio      |      2004 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class A Shares(1)	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$11.58		$ 9.79	$11.82	$24.49	$26.75

Income (Loss) From Operations:
Net investment income (loss)	0.04		0.08	0.01	0.01	(0.08)
Net realized and unrealized gain (loss)	1.62		1.71	(2.04)	(8.24)	0.06

Total Income (Loss) From Operations	1.66		1.79	(2.03)	(8.23)	(0.02)

Less Dividends and Distributions From:
Net investment income	(0.09)		—	—	—	(0.38)
Net realized gains	—		—	—	(4.44)	(1.86)
Capital	—		—	—	(0.00)*	—

Total Dividends and Distributions	(0.09)		—	—	(4.44)	(2.24)

Net Asset Value, End of Year	$13.15		$11.58	$ 9.79	$11.82	$24.49

Total Return(2)	14.40%		18.28%	(17.17)%	(39.64)%	(1.62)%

Net Assets, End of Year (000s)	$124,740		$124,187	$124,160	$198,677	$683,133

Ratios to Average Net Assets:
Expenses	1.31	%(3)	1.30%	1.37%	1.24%	1.21%
Net investment income (loss)	0.33		0.81	0.06	0.03	(0.29)

Portfolio Turnover Rate	22%		47%	30%	8%	26%

Class B Shares(1)	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$10.97		$ 9.35	$11.38	$23.89	$26.13

Income (Loss) From Operations:
Net investment income (loss)	(0.06)		0.00 *	(0.08)	(0.12)	(0.33)
Net realized and unrealized gain (loss)	1.54		1.62	(1.95)	(7.95)	0.07

Total Income (Loss) From Operations	1.48		1.62	(2.03)	(8.07)	(0.26)

Less Dividends and Distributions From:
Net investment income	(0.02)		—	—	—	(0.12)
Net realized gains	—		—	—	(4.44)	(1.86)
Capital	—		—	—	(0.00)*	—

Total Dividends and Distributions	(0.02)		—	—	(4.44)	(1.98)

Net Asset Value, End of Year	$12.43		$10.97	$ 9.35	$11.38	$23.89

Total Return(2)	13.46%		17.33%	(17.84)%	(40.04)%	(2.43)%

Net Assets, End of Year (000s)	$26,168		$36,988	$46,919	$80,823	$192,707

Ratios to Average Net Assets:
Expenses	2.14	%(3)	2.04%	2.17%	2.10%	2.06%
Net investment income (loss)	(0.53)		0.01	(0.75)	(0.79)	(1.15)

Portfolio Turnover Rate	22%		47%	30%	8%	26%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager waived a portion of its management fee for the year ended October 31, 2004. If such fees were not waived, the actual expense ratios would have been 1.36% and 2.18% for Class A and B shares, respectively.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

16        International All Cap Growth Portfolio      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class C Shares(1)(2)	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$10.73		$ 9.16	$11.16	$23.53	$25.76
Income (Loss) From Operations:
Net investment loss	(0.07)		(0.02)	(0.09)	(0.11)	(0.31)
Net realized and unrealized gain (loss)	1.51		1.59	(1.91)	(7.82)	0.06
Total Income (Loss) From Operations	1.44		1.57	(2.00)	(7.93)	(0.25)
Less Dividends and Distributions From:
Net investment income	—		—	—	—	(0.12)
Net realized gains	—		—	—	(4.44)	(1.86)
Capital	—		—	—	(0.00)*	—
Total Dividends and Distributions	—		—	—	(4.44)	(1.98)
Net Asset Value, End of Year	$12.17		$10.73	$ 9.16	$11.16	$23.53
Total Return(3)	13.42%		17.14%	(17.92)%	(40.06)%	(2.42)%
Net Assets, End of Year (000s)	$51,499		$53,177	$53,156	$81,482	$190,144
Ratios to Average Net Assets:
Expenses	2.25	%(4)	2.24%	2.22%	2.08%	2.04%
Net investment loss	(0.62)		(0.17)	(0.79)	(0.77)	(1.13)
Portfolio Turnover Rate	22%		47%	30%	8%	26%

Class Y Shares(2)	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$11.76		$ 9.94	$11.95	$24.60	$26.88
Income (Loss) From Operations:
Net investment income (loss)	0.10		0.12	0.06	0.06	(0.00)*
Net realized and unrealized gain (loss)	1.64		1.72	(2.07)	(8.27)	0.07
Total Income (Loss) From Operations	1.74		1.84	(2.01)	(8.21)	0.07
Less Dividends and Distributions From:
Net investment income	(0.13)		(0.02)	—	—	(0.49)
Net realized gains	—		—	—	(4.44)	(1.86)
Capital	—		—	—	(0.00)*	—
Total Dividends and Distributions	(0.13)		(0.02)	—	(4.44)	(2.35)
Net Asset Value, End of Year	$13.37		$11.76	$ 9.94	$11.95	$24.60
Total Return(3)	14.90%		18.58%	(16.82)%	(39.34)%	(1.31)%
Net Assets, End of Year (000s)	$157,952		$176,770	$151,790	$198,655	$338,192
Ratios to Average Net Assets:
Expenses	0.90	%(4)	0.91%	0.96%	0.94%	0.92%
Net investment income (loss)	0.75		1.20	0.53	0.39	(0.01)
Portfolio Turnover Rate	22%		47%	30%	8%	26%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager waived a portion of its management fee for the year ended October 31, 2004. If such fees were not waived, the actual expense ratios would have been 2.31% and 0.95% for Class C and Y shares, respectively.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

17        International All Cap Growth Portfolio      |      2004 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The International All Cap Growth Portfolio (“Fund”), a separate diversified investment fund of the Smith Barney World Funds, Inc. (“Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities traded on national securities markets are valued at the closing price on such markets. Securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at the mean between the bid and asked prices. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Lending of Portfolio Securities. The Fund has an agreement with their custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

(d) Forward Foreign Currency Contracts. The Fund may from time to time enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty fail to meet the terms of such contracts.

18        International All Cap Growth Portfolio      |      2004 Annual Report

Notes to Financial Statements (continued)

(e) Concentration of Risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

(f) Investment Transactions and Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Gains or losses on the sale of securities are calculated by using the specific identification method.

(g) Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rates at the end of the period. Translation gains or losses resulting from changes in the exchange rates during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in securities, which are due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

(h) Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. The Fund distributes dividends and capital gains, if any, at least annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP.

(i) Class Accounting. Class specific expenses are charged to each class; management fees, general fund expenses, income, gains and/or losses are allocated on the basis of relative net assets of each class or on another reasonable basis.

(j) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $47,857 has been reclassified between accumulated net realized gain from investment transactions and undistributed net investment income as a result of permanent differences attributable to foreign currency transactions treated as ordinary income for tax. These reclassifications have no effect on net assets or net asset values per share.

2.	Management Agreement and Other Transactions

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.85% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

During the year ended October 31, 2004, SBFM waived a portion of its management fees amounting to $203,710.

19        International All Cap Growth Portfolio      |      2004 Annual Report

Notes to Financial Statements (continued)

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent and PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended October 31, 2004, the Fund paid transfer agent fees of $268,291 to CTB.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

On February 2, 2004, initial sales charges on Class L shares were eliminated. On April 29, 2004, Class L shares were renamed as Class C shares.

There is a maximum sales charge of 5.00% for Class A shares. There is a CDSC of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares that equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2004, sales charges and CDSCs received by CGM were approximately:

	Class A	Class B	Class C
Sales Charges	$83,000	—	$2,000

CDSCs	1,000	$27,000	—

All officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Company.

3.	Investments

During the year ended October 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$83,778,473

Sales	164,937,110

At October 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$117,638,616
Gross unrealized depreciation	(5,514,551)

Net unrealized appreciation	$112,124,065

At October 31, 2004, the Fund had open forward foreign currency contracts as described below. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell:
Pound Sterling	1,088,717	$1,997,360	11/1/04	$(7,730)
Hong Kong Dollar	4,000,000	513,908	11/1/04	330
Japanese Yen	367,503,530	3,466,350	11/1/04	(14,456)

Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(21,856)

20        International All Cap Growth Portfolio      |      2004 Annual Report

Notes to Financial Statements (continued)

At October 31, 2004, the Fund loaned securities having a market value of $43,462,410. The Fund received cash collateral amounting to $45,547,102 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund.

Income earned by the Fund from securities lending for the year ended October 31, 2004 was $188,578.

4.	Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended October 31, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Rule 12b-1 Distribution Plan Fees	$322,076	$309,655	$536,245

For the year ended October 31, 2004, total Transfer Agency Service expenses were as follows:

	Class A	Class B	Class C	Class Y
Transfer Agency Service Expenses	$178,318	$59,730	$173,177	$293

For the year ended October 31, 2004, total Shareholder Communication expenses were as follows:

	Class A	Class B	Class C	Class Y
Shareholder Communication Expenses	$27,216	$11,998	$17,046	$1,178

5.	Dividends Paid to Shareholders by Class

	Year Ended October 31, 2004	Year Ended October 31, 2003
Net Investment Income
Class A	$964,164	—
Class B	47,530	—
Class C*	—	—
Class Y	1,996,724	$351,584
Class Z**	—	144,046

Total	$3,008,418	$495,630

*	On April 29, 2004, Class L shares were renamed as Class C shares.
**	As of April 21, 2003, Class Z shares were fully redeemed.

6.	Capital Shares

At October 31, 2004, the Company had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. Effective April 29, 2004, the Fund renamed Class L shares as Class C shares.

21        International All Cap Growth Portfolio      |      2004 Annual Report

Notes to Financial Statements (continued)

Transactions in shares of each class were as follows:

	Year Ended October 31, 2004		Year Ended October 31, 2003
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,708,963	$21,414,469	21,307,144	$211,549,216
Shares issued on reinvestment	69,988	860,158	—	—
Shares reacquired	(3,018,713)	(37,855,854)	(23,268,262)	(235,213,136)

Net Decrease	(1,239,762)	$(15,581,227)	(1,961,118)	$(23,663,920)

Class B
Shares sold	206,378	$2,453,372	191,264	$1,894,893
Shares issued on reinvestment	3,747	43,840	—	—
Shares reacquired	(1,477,505)	(17,509,632)	(1,836,682)	(17,645,374)

Net Decrease	(1,267,380)	$(15,012,420)	(1,645,418)	$(15,750,481)

Class C†
Shares sold	668,849	$7,800,951	933,283	$8,763,172
Shares reacquired	(1,389,886)	(16,230,295)	(1,780,396)	(16,574,661)

Net Decrease	(721,037)	$(8,429,344)	(847,113)	$(7,811,489)

Class Y
Shares sold	38,234	$477,625	310,021	$3,367,725
Shares issued on reinvestment	2,547	31,714	992	9,834
Shares reacquired	(3,254,841)	(41,850,803)	(555,238)	(5,927,908)

Net Decrease	(3,214,060)	$(41,341,464)	(244,225)	$(2,550,349)

Class Z‡
Shares sold	—	—	18,066,689	$174,293,615
Shares issued on reinvestment	—	—	14,550	144,046
Shares reacquired	—	—	(24,088,491)	(233,875,284)

Net Decrease	—	—	(6,007,252)	$(59,437,623)

†	On April 29, 2004, Class L shares were renamed as Class C shares.
‡	As of April 21, 2003, Class Z shares were fully redeemed.

7.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2004	2003
Ordinary income	$3,008,418	$495,630

As of October 31, 2004, the components of undistributed earnings and net accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$1,298,830
Undistributed long-term capital gains — net	24,607,738

Total undistributed earnings	25,906,568

Other book/tax temporary differences	(570,148	)*
Unrealized appreciation	112,189,027	**

Total accumulated earnings — net	$137,525,447

*	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gain (loss) on certain foreign currency contracts and differences in the book/tax treatment of various items.
**	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

22        International All Cap Growth Portfolio      |      2004 Annual Report

Notes to Financial Statements (continued)

8.	Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and the other two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

9.	Legal Matters

Beginning in June, 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

23        International All Cap Growth Portfolio      |      2004 Annual Report

Notes to Financial Statements (continued)

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

24        International All Cap Growth Portfolio      |      2004 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of

Smith Barney World Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International All Cap Growth Portfolio (“Portfolio”) of Smith Barney World Funds, Inc. as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 17, 2004

25        International All Cap Growth Portfolio      |      2004 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Smith Barney World Funds, Inc. — International All Cap Growth Portfolio (“Fund”) are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Fund’s Directors and is available, without charge, upon request by calling the Fund’s transfer agent Citicorp Trust Bank, fsb. at 1-800-451-2010.

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors†:

Robert A. Frankel 1961 Deergrass Way Carlsbad, CA 92009 DOB: 5/20/27	Director	Since 1999	Managing Partner of Robert A. Frankel Managing Consultants; Former Vice President of The Readers Digest Association, Inc.	24	None

Michael E. Gellert 122 East 42nd St., 47th Floor New York, NY 10168 DOB: 6/16/31	Director	Since 1999	General Partner of Windcrest Partners, a venture capital firm	17	Director of Dalet S.A., Devon Energy Corp., High Speed Access Corp., Human, Inc., SEACOR Smit, Inc. and Six Flags, Inc.

Rainer Greeven 630 5th Ave., Suite 1960 New York, NY 10111 DOB: 12/6/36	Director	Since 1994	Attorney, Rainer Greeven PC	17	Director of Continental Container Corp.

Susan M. Heilbron P.O. Box 557 Chilmark, MA 02535 DOB: 2/12/45	Director	Since 1994	Owner/Consultant of Lacey & Heilbron, a public relations firm	17	Director of National Multiple Sclerosis Society, New York City Chapter

Interested Director:

R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 DOB: 4/5/51	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996-2001) and Smith Barney Growth and Income Fund (from 1996-2000)	221	None
Officers:

Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 DOB: 8/1/56	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM from (2001 to 2003); Director of Global Funds to Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	NA

26        International All Cap Growth Portfolio      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:

James M. Giallanza CAM 125 Broad Street, 11th Floor New York, NY 10004 DOB: 3/31/66	Chief Financial Officer and Treasurer	Since 2002	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Director and Controller of the U.S. wholesale business at UBS Global Asset Management US, Inc. (from September 2001 to July 2004); Director of Global Funds Administration at CAM (from June 2000 to September 2001); Treasurer of the Lazard Funds (from June 1998 to June 2000)	N/A	N/A

Jeffrey J. Russell, CFA CAM 399 Park Avenue New York, NY 10022 DOB: 9/24/57	Vice President and Investment Officer	Since 1994	Managing Director of CAM and Investment Officer of SBFM	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 DOB: 10/9/62	Chief Anti-Money Laundering Compliance Officer	Since 2002	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Chief	N/A	N/A
	Chief Compliance Officer	Since 2004	Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, Citigroup Asset Management (from 1999 to 2000); Compliance Officer, SBFM, CFM, TIA, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (from 1997 to 1999)

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 DOB: 12/12/54	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Each Director and officer serves until his or her respective successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.
†	Abraham E. Cohen resigned as a Director of the Company, effective July 8, 2004. Mr. Cohen had served as a Director since 1996.

27        International All Cap Growth Portfolio      |      2004 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Smith Barney World Funds, Inc. — International All Cap Growth Portfolio during the taxable year ended October 31, 2004:

Record Date:	12/26/2003
Payable Date:	12/30/2003

Qualified Dividend Income for Individuals	100.00%

Foreign Source Income	100.00	%*

Foreign Taxes Paid Per Share	$0.026760

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

28        International All Cap Growth Portfolio      |      2004 Annual Report

SMITH BARNEY

WORLD FUNDS, INC.

DIRECTORS

Robert A. Frankel

Michael E. Gellert

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Susan M. Heilbron

OFFICERS

R. Jay Gerken, CFA

Chairman*, President and

Chief Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

James M. Giallanza

Chief Financial Officer

and Treasurer

Jeffrey J. Russell, CFA

Vice President

and Investment Officer

Andrew Beagley

Chief Anti-Money Laundering

Compliance Officer and
Chief Compliance Officer

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund
Management LLC

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENT

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

*	As of September 23, 2004.

Smith Barney World Funds, Inc.

International All Cap Growth Portfolio

The Fund is a separate investment fund of the Smith Barney World Funds, Inc., a Maryland corporation.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney World Funds, Inc. — International All Cap Growth Portfolio but it may also be used as sales literature when preceded or accompanied by a current Prospectus.

SMITH BARNEY WORLD FUNDS, INC.

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This document must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

www.smithbarneymutualfunds.com

©2004 Citigroup Global Markets Inc.

Member NASD, SIPC

FD01936 12/04 04-7549

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Robert A. Frankel, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Frankel as the Audit Committee’s financial expert. Mr. Frankel is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees for the Smith Barney World Funds, Inc. were $82,000 and $82,000 for the years ended 10/31/04 and 10/31/03.

(b)	Audit-Related Fees for the Smith Barney World Funds, Inc. were $10,000 and $0 for the years ended 10/31/04 and 10/31/03.

(c)	Tax Fees for Smith Barney World Funds, Inc. of $5,600 and $5,600 for the years ended 10/31/04 and 10/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney World Funds, Inc.

(d)	All Other Fees for Smith Barney World Funds, Inc. of $0 and $0 for the years ended 10/31/04 and 10/31/03.

(e)	(1) Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit

Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney World Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 10/31/04 and 10/31/03; Tax Fees were 100% and 100% for the years ended 10/31/04 and 10/31/03; and

Other Fees were 100% and 100% for the years ended 10/31/04 and 10/31/03.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Smith Barney World Funds, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney World Funds, Inc. were $0 and $0 for the years ended 10/31/04 and 10/31/03.

(h)	Yes. The Smith Barney World Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Smith Barney World Funds, Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b) Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney World Funds, Inc.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer of Smith Barney World Funds, Inc.

Date: January 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Smith Barney World Funds, Inc.

Date: January 6, 2005

By:	/s/ JAMES M. GIALLANZA
(James M. Giallanza)
Chief Financial Officer of Smith Barney World Funds, Inc.

Date: January 6, 2005